Weekly Doses of GCS-100, a Galectin-3 Antagonist, Resulted in Significant Improvement in eGFR in Patients with CKD in a Randomized, Phase 2 Study Pablo E. Pergola, MD, PhD1, Geoffrey A. Block, MD, FASN2, Bhupinder Singh, MD, FASN3, Robert S. Cohen, DO3, George Z. Fadda, MD4, William T. Durham, MD5, James A. Tumlin, MD, FASN6, George F. Tidmarsh, MD, PhD7, James M. Rolke7 1Renal Associates PA, San Antonio, TX, 2Denver Nephrology, Denver, CO, 3Southwest Kidney Institute PLC, Tempe, AZ, 4Balboa Nephrology Medical Group, La Mesa, CA, 5Mountain Kidney and Hypertension Associates, Asheville, NC, 6Southeast Renal Research Institute, Chattanooga, TN, 7La Jolla Pharmaceutical Company, San Diego, CA Study Design and Demographics Dose, dosing schedule and dose rationale: Blinded subjects were randomized 1:1:1 to receive placebo (saline), 1.5 or 30 mg/m2 GCS-100 IV weekly for 8 weeks, followed by a 5-week observational period. The 1.5 mg/m2 dose was chosen based on activity seen at this and similar dose levels in prior studies. The 30 mg/m2 dose was chosen because it was the MTD observed in a Phase 1 dose-escalation study. Endpoints: Primary endpoint: Change in estimated glomerular filtration rate (eGFR) from baseline to the average of study days 50 and 57 (week 8), comparing placebo to each dose group separately. p-value of <0.1 set a priori. Predefined subset analysis, including disease etiology. Composite analysis based on % change in eGFR and % change in albumin/creatinine ratio (ACR) (points given for increase in eGFR or decrease in urine ACR; points subtracted for decrease in eGFR or increase in urine ACR). Efficacy Analysis Extension Study Results Early terminations: Placebo = 1 (withdrew consent prior to dosing); 1.5 mg/m2 = 0; 30 mg/m2 = 3 (2 withdrew consent prior to dosing; 1 discontinued without reason) Serious adverse events (none considered related to study drug): Placebo = 2 (1 worsening urinary tract infection; 1 cerebrovascular accident); 1.5 mg/m2 = 0; 30 mg/m2 = 2 (1 dyspnea secondary to CHF exacerbation; 1 progressive CKD with volume overload) Other Markers of Kidney Function Were Also Improved in 1.5 mg/m2 Group -2.5 -1.5 -0.5 0.5 1.5 2.5 3.5 M ea n C ha ng e in e GF R (m L/ m in /1 .7 3m 2 ), I nc lu di ng S ta nd ar d Er ro r NS Placebo (n=29) 30 mg/m2 (n=26) 1.5 mg/m2 (n=24) p=0.029 -0.6 -0.4 -0.2 0.0 0.2 0.4 0.6 M ea n C om po si te S co re , In cl ud in g S ta nd ar d Er ro r p=0.009 NS Placebo (n=40) 30 mg/m2 (n=36) 1.5 mg/m2 (n=41) -2.5 -1.5 -0.5 0.5 1.5 2.5 3.5 M ea n C ha ng e in e GF R (m L/ m in /1 .7 3m 2 ), I nc lu di ng S ta nd ar d Er ro r NS Placebo (n=40) 30 mg/m2 (n=36) 1.5 mg/m2 (n=41) Primary Endpoint Met in 1.5 mg/m2 Group (From Baseline to Week 8) p=0.045 Safety Analysis Placebo 1.5 mg/m2 Marker Change P-value Change P-value Comparator Creatinine (mg/dL) +0.07 – -0.13 0.02 placebo Potassium (mg/dL) +0.03 – -0.12 0.07 placebo Uric Acidb (mg/dL) -0.55 0.19 -1.64 0.07 baseline BUNb (mg/dL) -0.74 0.61 -3.93 0.08 baseline ACR (log (µg/mg)) +0.04 – +0.05 0.94 placebo Galectin-3 (ng/mL) +1.03 – -0.88 0.07 placebo Composite Analysis Based on eGFR and ACR Statistically Significant in 1.5 mg/m2 Group (From Baseline to Week 8) Conclusions We conclude: 1. GCS-100, at a dose of 1.5 mg/m2, resulted in a significant improvement in eGFR versus placebo; 2. The results of this study are consistent with GCS-100’s proposed anti- fibrotic mechanism; 3. Other markers of kidney function also improved; 4. GCS-100 had a more pronounced effect in diabetic patients; 5. GCS-100 was well-tolerated; and 6. GCS-100, a novel, potential anti-fibrotic treatment for CKD, warrants further study in a large, randomized trial, particularly in patients with diabetic etiology. Study Rationale Approximately 49 million Americans have chronic kidney disease (CKD), which can lead to cardiovascular morbidity and mortality. Renal fibrosis is the principal process underlying the progression of CKD to end-stage renal disease (ESRD). Galectin-3 is a galactose-binding protein that is upregulated in diseases associated with organ failure; increased levels are correlated with disease onset and reduced survival. Galectin-3 upregulates fibroblast proliferation and collagen synthesis, which lead to increased fibrosis. Galectin-3 knockout mice develop significantly less kidney fibrosis and kidney failure compared to wild-type mice. GCS-100 is a well- characterized, complex sugar derived from pectin that binds to and neutralizes the activity of galectin-3. By blocking galectin-3 activity, GCS-100 may attenuate and/or reverse tissue fibrosis in diseases such as CKD. Secondary endpoint: Safety and tolerability, including physical exam and vitals, adverse events, labs (hematology panel, chemistry panel, quantitative urine analysis and urinalysis). Demographics: Subjects: 121 enrolled; 117 completed the study Age: Mean: 64; median: 67; range: 29-85 Gender: 78 males, 43 females Disease etiology: Diabetes (n=79); hypertension (n=29); other (n=9) Baseline eGFR (mL/min/1.73m2): Mean: 29; median: 28; range: 13-51 GCS-100’s effect on eGFR was more pronounced (p=0.029) in the prospectively defined subset of patients with diabetic etiology. Analysis of the diabetic subset was predefined and based on the observation that galectin-3 is elevated in this population and correlates with proteinuria.d The lack of consistent response in the 30 mg/m2 group may be due to off-target drug effects, as this dose is 1,400-fold in excess, on a molar basis, vs. known circulating galectin-3 levels. Off-target effects may include antagonizing other galectins like galectin-9, which has opposing biological effects to galectin-3. GCS-100 was safe and well-tolerated. There were no SAEs and no early terminations in the 1.5 mg/m2 group. GCS-100’s efficacy at 1.5 mg/m2 was reproduced in a randomized extension study in patients who had originally received placebo. Effect on eGFR More Prominent in Diabetic Patients in 1.5 mg/m2 Group (From Baseline to Week 8) An extension study is being conducted in which patients from the Phase 2 study were re-randomized 1:1 to receive either 1.5 or 30 mg/m2 of GCS- 100 weekly for 8 weeks and then dosing was restarted at week 12 (complete data available through week 16). bAnalysis on subset of patients with elevated values at baseline GCS-100, at a dose of 1.5 mg/m2, resulted in a statistically significant (p=0.045) improvement in eGFR versus placebo after 8 weeks of dosing. As such, the primary endpoint in this randomized, Phase 2 study was met. Several aspects of the results of this study support GCS-100’s proposed anti-fibrotic mechanism: 1. The improvement in eGFR was steady over time; 2. This improvement, on a placebo-corrected basis, was maintained at 5 weeks following the completion of dosing (p=0.07); and 3. There were no hemodynamic changes that could account for a change in eGFR. Other markers of kidney function (including creatinine, potassium, uric acid and BUN) also improved in the 1.5 mg/m2 group. eGFR Improves Steadily Over Time in 1.5 mg/m2 Group Adverse events possibly related to study drug (number of patients): Placebo: itching of scalp (1), hypernatremia (1); 1.5 mg/m2: lower extremity muscle cramp (1), foul urine smell (1), dysgeusia (1), lower back pain (1), pruritus (1), facial flushing (1), hives (1); 30 mg/m2: nausea (1), fatigue (1), gastroenteritis (1), hypoalbuminemia (1), hyperkalemia (1), hypermagnesemia (1), weight gain (1), pruritus (1), hyponatremia (1), hot flashes (1), flu-like symptoms (1), worsening eGFR (1) Measurement Placebo 1.5 mg/m2 30 mg/m2 Starting Average BP 132/72 135/72 140/74 Ending Average BP 135/70 135/72 138/72 Physical exam and vitals: No clinically significant negative changes, including no significant weight changes and no effect on blood pressure Labs: No clinically significant negative changes Blood Pressure Discussion -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 0 2 4 6 8 10 12 M ea n C ha ng e in e GF R (m L/ m in /1 .7 3m 2 ) Week p=0.07 1.5 mg/m2 (n=41) 30 mg/m2 (n=36) Placebo (n=40) End of dosing Primary endpoint p=0.045 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 0 2 4 6 8 10 12 M ea n C ha ng e in e GF R (m L/ m in /1 .7 3m 2 ) Week GCS-100 Phase 2 Placebo Group (n=40) IDNT Placebo Groupa (n=569) Placebo Group Progression Consistent with Natural History of Disease: Both Subject to Hawthorne Effect aEvans M et al. Irbesartan delays progression of nephropathy as measured by estimated glomerular filtration rate: post hoc analysis of the Irbesartan Diabetic Nephropathy Trial. Nephrol Dial Transplant 2012 27: 2255–2263 Statistically Significant Change in eGFR at 16 Weeks vs. 30 mg/m2 Group and Placeboc -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 M ea n C ha ng e in e GF R (m L/ m in /1 .7 3m 2 ), I nc lu di ng S ta nd ar d Er ro r p=0.04 p=0.02 1.5 mg/m2 (n=20) 30 mg/m2 (n=13) Placebo (n=33) cPrevious response on placebo in Phase 2 study for treatment–naïve patients in extension study (baseline to week 12) dKikuchi Y et al. Galectin-3-positive cell infiltration in human diabetic nephropathy. Nephrol Dial Transplant 2004 19: 602-607 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 0 4 8 12 16 M ea n C ha ng e in e GF R (m L/ m in /1 .7 3m 2 ) Week Extension Results for Placebo to 1.5 mg/m2 Group End of Initial Dosing Dosing Restarted 93 patients were enrolled in total. Of these, 33 patients had previously received placebo in the Phase 2 study. These previously treatment- naïve patients were analyzed for efficacy. Consistent with the Phase 2 results, the 1.5 mg/m2 group experienced a significant improvement in eGFR. This is the case when comparing these patients’ response to both: 1. The parallel randomized group receiving 30 mg/m2 (p=0.04); and 2. The previous response to placebo in the Phase 2 study for all treatment- naïve patients in the extension study (p=0.02).